Shareholders' Equity - Schedule of Share-Based Compensation Expenses (Details) - Share-Based Compensation Expenses [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Share-Based Compensation Arrangement by Share-Based Payment Award [Line Items]
Cost of revenue	$ 125	$ 227	$ 56
Research and development	1,182	2,448	3,818
Sales and Marketing	355	717	484
General and administrative	2,528	3,869	2,480
Total	$ 4,190	$ 7,261	$ 6,838